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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Hercules Incorporated Savings and Investment Plan on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward V. Carrington, Vice President, Human Resources and Plan Administrator, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Edward V. Carrington
---------------------------------
Edward V. Carrington
Vice President, Human Resources
Plan Administrator
June 30, 2003

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